UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2019

MISONIX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10986	84-1856018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1938 New Highway, Farmingdale, New York	11735
(Address of Principal Executive Offices)	(Zip Code)

(631) 694-9555

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On September 27, 2019, the board of directors (the “Board”) of Misonix, Inc. (the “Company”) formed an audit committee, a nomination and corporate governance committee and a compensation committee of the Board. As of October 1, 2019, the Board committees are composed of the following directors:

Audit Committee: Thomas Patton (chairperson), Gwendolyn Watanabe and Michael Koby.

Nomination and Corporate Governance Committee: Gwendolyn Watanabe (chairperson), Paul LaViolette and Michael Koby.

Compensation Committee: Michael Koby (chairperson), Thomas Patton and Paul LaViolette.

On October 1, 2019, Paul LaViolette was elected as the chairman of the Board.

Certain biographical information of the members of the Board can be found in the Company’s Current Report on Form 8-K filed on September 27, 2019 and are deemed incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2019	Misonix, Inc.

	By:	/s/ Stavros Vizirgianakis
Stavros Vizirgianakis Chief Executive Officer

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